EXHIBIT  10.72

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                            WARRANT TO PURCHASE STOCK

Company:   National  Manufacturing  Technologies, Inc., a California corporation
Number  of  Shares:     200,000
Class  of  Stock:     Common
Initial  Exercise  Price:  $1.43
Issue  Date:          July   6,  2000
Expiration  Date:     Later  of  June  18,  2001 or the Outside Date (subject to
Article  4.1)

     THIS CERTIFIES THAT, for value received, as consideration for an extension of credit to National Manufacturing Technologies, Inc. (the "Company") and for other good and valuable consideration, Celtic Capital Corporation or its registered assign(s) ("Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after July 6, 2000 (the "Effective Date"), and before the later of (i) 5:00 p.m. Pacific Time on June 18, 2001, or (ii) on the date (the "Outside Date") that is one year after the date on which the Company's Registration Statement (as defined in the Loan Agreement) covering the securities to be issued upon the exercise of this Warrant is declared effective by the Securities and Exchange Commission (the "Expiration Date"), to purchase from the Company the number of fully-paid and non-assessable shares of the class of securities of the Company (the "Shares") described above at the above-described initial exercise price per Share (the "Warrant Price"). Notwithstanding the foregoing, for the purposes of the preceding sentence and for the purposes of determining the Expiration Date, a Registration Statement shall not be deemed to be effective if such Registration Statement does not remain effective for a period of no less than two hundred and seventy days after it is first declared effective or the Company fails to satisfy any of its other obligations under Section 22 of the Loan Agreement (defined below). Both the number of Shares that may be purchased upon exercise of this Warrant and the Warrant Price are subject to adjustment and change as provided herein. This Warrant is issued under that certain Loan and Security Agreement, dated June 18, 1999, and last amended on August 14, 2000 (the "Loan Agreement"), between the Company and Holder. Capitalized terms used in this Warrant and not defined herein have the meanings given to them under the Loan Agreement.

ARTICLE  1.   EXERCISE

     1.1 Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Appendix 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

(a)     this  Warrant  at  the  principal  office  of  the  Company,  and

(b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
(iii) by any combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Warrant Price (the "Exercise Amount").

     1.2     Net  Issue  Exercise.  In  lieu of the payment methods set forth in
Section 1.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 1.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

          X  =  Y  (A-B)
                --------
               A
Where  X  =  the  number  of  shares  of  Common  Stock  to be issued to Holder.

Y = the number of shares of Common Stock that Holder may purchase under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

A = the Fair Market Value (defined below) of one share of the Company's Common Stock.

B  =  the  Warrant  Price  (as  adjusted  to  the  date  of  such  calculation).

     All references herein to an "exercise" of the Warrant shall include an exchange under this Section 1.2. Upon receipt of a written notice (the "Public Offering Notice") of the Company's intention to raise capital by selling shares of Common Stock in a secondary public offering (the "Public Offering"), which notice shall be delivered to Holder at least forty-five (45) but not more than ninety (90) days before the anticipated date of the filing with the Securities and Exchange Commission (the "SEC") of the registration statement associated with the Public Offering, Holder shall notify the Company whether or not Holder will exercise this Warrant under this Section 1.2 before consummation of the Public Offering. Notwithstanding whether or not an Public Offering Notice has been delivered to Holder or any other provision of this Warrant to the contrary, if Holder decides to exercise this Warrant while a registration statement is on file with the SEC in connection with the Public Offering, this Warrant shall be deemed exercised on the consummation of the Public Offering and the Fair Market Value of a share of Common Stock will be the price at which one share of Common Stock was sold to the public in the Public Offering. If Holder has elected to exercise this Warrant under Section 1.2 while a registration statement is on file with the SEC in connection with a Public Offering and the Public Offering is not consummated, then Holder's exercise of this Warrant shall not be effective unless Holder confirms in writing Holder's intention to go forward with the exercise of this Warrant. Holder will not be entitled to exercise its rights under this Section 1.2 if (A) the Fair Market Value of one share of the Company's Common Stock is equal to or less than (B) the Warrant Price (as adjusted to the date of such calculation), for the purpose of determining (X) the number of shares of Common Stock to be issued to the Holder (based on the above-described computation).

     1.3     "Easy  Sale" Exercise.  In lieu of the payment methods set forth in
Section  1.1(b)  above,  when  permitted  by  law  and  applicable  regulations
(including Nasdaq and NASD rules), the Holder may pay the Exercise Amount through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell at least that number of Shares so purchased to pay the Exercise Amount (and up to all of the Shares so purchased) and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward the Exercise Amount directly to the Company, with all sale proceeds (if any) in excess of the Exercise Amount being for the benefit of the Holder. The total number of Shares with respect to which Holder may exercise the rights set forth in this Section 1.3 on any given trading day may not exceed the greater of the following: (i) the average trading volume for the ten (10) trading days before the date on which the Holder exercises its rights under this Section 1.3; or (ii) 40,000 Shares.

     1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so required.

     1.5     Replacement  of  Warrants.   On  receipt  of  evidence  reasonably
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.6     Repurchase  on  Sale,  Merger,  or  Consolidation  of  the Company.

1.6.1. "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.6.2.   Assumption  of  Warrant.   If  upon  the  closing  of  any
Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

          1.6.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of his Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

     1.7 Fair Market Value. For the purposes of this Agreement, "Fair Market Value" of a share of Common Stock as of a particular date means: (i) if traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) business days ending immediately before the applicable date of valuation; (ii) if actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending immediately before the applicable date of valuation; and (iii) if there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

ARTICLE 2. ADJUSTMENTS TO THE SHARES. The number of Shares issuable upon exercise of this Warrant (or any share of stock or other security or property receivable or issuable upon exercise of this Warrant) and the Warrant Price are subject to adjustment upon occurrence of the following events:

     2.1 Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Warrant Price of this Warrant shall be decreased proportionally and the number of Shares issuable upon exercise of this Warrant (or any share of stock or other securities at the time issuable upon exercise of this Warrant) shall be increased proportionally to reflect any stock split or subdivision of the Company's Common Stock. The Warrant Price of this Warrant shall be increased proportionally and the number of Shares issuable upon exercise of this Warrant (or any share of stock or other security at the time issuable upon exercise of this Warrant) shall be decreased proportionally to reflect any combination of the Company's Common Stock.

     2.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any share of stock or other security at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Shares (or such other stock or securities) issuable on such exercise before such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled on such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 2.

     2.3     Reclassification,  Exchange  or  Substitution.   Upon  any
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.4 Adjustment for Capital Reorganization, Merger or Consolidation. Except as provided in Section 1.6 of this Warrant (in the case of an Acquisition), in case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant thereafter shall be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Article 2. The foregoing provisions of this Section 2.4 similarly shall apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant; provided, however, the provisions of this Section 2.4 shall not apply to any transaction contemplated by Section 1.6 of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any share or other property deliverable after that event upon exercise of this Warrant.

     2.5 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's right under this Article against impairment. If the Company takes any action affecting the Shares other than as described above that adversely affects Holder's rights under this warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Accounting Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

     2.7 Ability to Adjust. The grant of this Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

ARTICLE  3.   REPRESENTATIONS  AND  COVENANTS  OF  THE  COMPANY.

     3.1     Representations and Warranties.   The Company hereby represents and
warrants  to  the  Holder  as  follows:

          (a) The Company is authorized to issue 30,000,000 shares of common stock to which 10,540,035 shares are currently outstanding. There are no other shares of stock of the Company issued and outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to vote of the shareholders, except that the holders have cumulative voting rights for the election of directors. The holders of common stock do not have preemptive rights or rights to convert their common stock into other securities. Holders of common stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of the common stock have the right to ratable portion of the assets remaining after payment of liabilities. The Company is authorized to issue 3,173,000 shares of preferred stock. There is no issued and outstanding preferred stock. None of the Company's outstanding shares have been issued in violation of any preemptive right or agreement, commitment or obligation binding on the Company or any of the Company's shareholders or any applicable securities laws.

          (b) The Board of Directors of the Company approved and ratified the issuance of this Warrant to the Holder on August 10, 2000

          (c) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $50,000 of the Shares were sold and (ii) the Fair Market Value of the Shares as of the date of this Warrant.

          (d) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion or exchange of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

          (e) The Company has 312,500 Warrants to purchase stock outstanding as August 10, 2000 which are more fully described in the attached Exhibit A.

     3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (a) at least 20 business days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 business days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company 's quarterly, unaudited financial statements.

     3.4 Registration Under Securities Act of 1933, as amended. All Shares (and other securities, if any) issuable upon the exercise of this Warrant are securities entitled to registration rights under the Loan Agreement and are entitled to, subject to the terms and conditions of that agreement, all registration rights granted thereunder.

     3.5 Reservation of Common Stock. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Shares or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of Shares issuable upon exercise of this Warrant (and other securities for issuance on conversion or exchange of such Shares, if applicable). Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock and Common Stock upon the exercise of this Warrant.

     3.6 Taxes. The Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of securities to be issued upon exercise of this Warrant.

ARTICLE  4.   MISCELLANEOUS.

     4.1     Term.   This  Warrant  is  exercisable, in whole or in part, at any time  and  from  time  to time on or before the Expiration Date set forth above.

     4.2     Legends.   This  Warrant  and  the Shares shall be imprinted with a
legend  in  substantially  the  following  form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMEMDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercisable this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     4.4     Transfer  Procedure.    Subject  to  the provisions of Section 4.2,
Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company. Upon any permitted partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the Shares not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

     4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

     4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7     Headings.     The  headings in this Warrant are for the purposes of
convenience in reference only, and shall not be deemed to constitute a part hereof.

     4.7 Attorney's Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.

     4.8     Governing Law.   This Warrant shall be governed by and construed in
accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

     4.9 Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     4.10 Counterparts. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     4.11. No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities, which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreement, except any right that has been waived.

     4.12.     Saturdays, Sundays and Holidays.     If the Expiration Date falls
on a Saturday, Sunday or legal holiday, the Expiration Date shall be extended automatically until 5:00 p.m. the next business day.

                         National  Manufacturing  Technologies,  Inc.
                         "COMPANY"

                         By  /s/  Patrick  W.  Moore
                            ------------------------

                         Name  Patrick  W.  Moore
                               ------------------

                         Title:  Chief  Executive  Officer


                         By  /s  Jennifer  D.  Brown
                             -----------------------

                         Name  Jennifer  D.  Brown
                               -------------------

                         Title:  Secretary


                                   APPENDIX 1

                               NOTICE OF EXERCISE
                               ------------------


     1. The undersigned hereby elects to purchase __________________ shares of the Common Stock of National Manufacturing Technologies, Inc, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


          __________________________________________
          (Name)


          __________________________________________

          __________________________________________
          (Address)

     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                         ____________________________________

                         By  __________________________________
                         (Signature)


_________________
(Date)





                                   APPENDIX 2

                     NOTICE THAT WARRANT IS ABOUT TO EXPIRE
                     --------------------------------------


                              _____________, ______


Celtic  Capital  Corporation

2951  28th  Street
Suite  2030
Santa  Monica,  CA  90405



Dear  _____________________:

     This is to advise you that the Warrant issued to you described below will expire on the later of June 18, 2001 or the Outside Date (as defined in the Warrant).


     Issuer:  National  Manufacturing  Technologies,  Inc

     Issue  Date:               July  6,  2000
                                --------------

     Class  of  Security  Issuable:     Common

     Exercise  Price  Per  Share:     $1.43
                                      -----

     Number  of  Shares  Issuable:     200,000
                                       -------

     Procedure  for  Exercise:

     Please contact [name of contact person at (phone number) with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

                         National  Manufacturing  Technologies,  Inc

                         By  _____________________________

                         Its  _____________________________

                                    EXHIBIT A


                    SHARES     EXERCISE PRICE     EXPIRATION
                    ------     --------------     ----------
                    75,000     $    0.44           12/03
                    87,500     $    0.75            4/02
                    50,000     $    0.04            1/05
                    100,000    $    1.4375          7/02